                                                                 EXHIBIT 10.44.1

                      JOINDER AGREEMENT AND FIRST AMENDMENT
                                TO LOAN AGREEMENT

            JOINDER AGREEMENT AND FIRST AMENDMENT TO LOAN AGREEMENT, dated as of July 1, 2004 (this "Amendment and Agreement"), by and among Source Interlink Companies, Inc., a Missouri corporation, as the administrative borrower on behalf of all Loan Parties (as defined below) (the "Administrative Borrower"), the other Loan Parties (as defined below), Primary Source, Inc., a Delaware corporation ("Primary Source"), and Wells Fargo Foothill, Inc., a California corporation, as the arranger and administrative agent for the Lenders (as defined below) (the "Agent") and as the Collateral Agent.

            WHEREAS, the Administrative Borrower, each of the Administrative Borrower's Subsidiaries identified on the signature pages thereto as a "Borrower" (such Subsidiaries, together with the Administrative Borrower, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), and each of the Administrative Borrower's Subsidiaries identified on the signature pages thereto as a "Guarantor" (such Subsidiaries are referred to hereinafter each individually as a "Guarantor", and individually and collectively, jointly and severally, as the "Guarantors" and together with the Borrowers, each individually as a "Loan Party", and individually and collectively, jointly and severally, as the "Loan Parties"), the lenders that are signatories thereto (the "Lenders"), and the Agent are parties to a Loan Agreement dated as of October 30, 2003 (the "Loan Agreement");

            WHEREAS, The Interlink Companies, Inc., a Delaware corporation and a Guarantor under the Loan Agreement ("Interlink"), formed a wholly-owned Subsidiary, Primary Source, on April 21, 2004, to, among other things, conduct certain lines of business currently conducted by International Periodical Distributors, Inc., a Nevada corporation and a Borrower under the Loan Agreement ("IPD"), and to enter into related lines of business, in each case under the Loan Parties' Fulfillment/IPD Business Segment;

            WHEREAS, the Term Loan in the original principal amount of $5,000,000, made by the Lenders to the Borrowers pursuant to the Loan Agreement, has been paid in full;

            WHEREAS, pursuant to the request of the Borrowers, the Lenders have agreed to make a new term loan to the Borrowers in the principal amount of $10,000,000 (the "New Term Loan"); and

            WHEREAS, in connection with the formation of Primary Source and the making of the New Term Loan, the Administrative Borrower has requested that the Lenders and the Agent enter into this Amendment and Agreement to, among other things, (i) join Primary Source as a Borrower, a Loan Party and an Eligible Loan Party to the Loan Agreement and join Primary Source as a party to certain other Loan Documents, (ii) reduce the Maximum Revolver Amount from $45,000,000 to $40,000,000, (iii) establish the terms for the making of the New Term Loan and for the repayment thereof; (iv) extend the Maturity Date from October 30, 2006 to October 30, 2009, (v) modify certain financial covenants, (vi) modify certain reporting requirements, (vii) permit the Loan Parties to update certain schedules to the Loan Agreement and certain other Loan Documents, (viii) provide for the grant by Primary Source under the Security Agreement and the Pledge Agreement of a Lien on all of its now owned or hereafter acquired assets, and a pledge by Interlink under the Pledge Agreement of all of the Stock of Primary Source, in each case in favor of the Collateral Agent as collateral security for the Obligations (as defined in such Agreements), and (ix) amend certain other terms and conditions of the Loan Agreement, in each case subject to the terms and conditions set forth in this Amendment and Agreement;

            NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

            1. Definitions. Any capitalized term used herein and not defined herein shall have the meaning assigned to it in the Loan Agreement.

            2. Amendments. The Loan Agreement is hereby amended as follows:

                  2.1. Existing Definitions.

                        (a) The definition of the term "Applicable Prepayment Premium" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

            "'Applicable Prepayment Premium' means, as of any date of determination, an amount equal to (a) during the period from and after the date of the execution and delivery of this Agreement up to the date that is the first anniversary of the Closing Date, 3% times the sum of (i) the Maximum Revolver Amount, plus (ii) the outstanding principal balance of the Term Loan on the date immediately prior to the date of determination,
      (b) during the period from and including the date that is the first anniversary of the Closing Date up to the date that is the second anniversary of the Closing Date, 2% times the sum of (i) the Maximum Revolver Amount, plus (ii) the outstanding principal balance of the Term Loan on the date immediately prior to the date of determination, (c) during the period from and including the date that is the second anniversary of the Closing Date up to the third anniversary of the Closing Date, 1% times the sum of (i) the Maximum Revolver Amount, plus (ii) the outstanding principal balance of the Term Loan on the date immediately prior to the date of determination, and (d) during the period from and including the date that is the third anniversary of the Closing Date up to the Maturity Date, 0.5% times the sum of (i) the Maximum Revolver Amount, plus (ii) the outstanding principal balance of the Term Loan on the date immediately prior to the date of determination."

                        (b) The definition of the term "Appraised Value" in
Section 1.1 of the Loan Agreement is hereby amended by deleting the words "net forced liquidation value" in the first line of such definition and substituting therefor the words "net orderly liquidation value".

                        (c) The definition of the term "Base Rate Term Loan Margin" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

            "'Base Rate Term Loan Margin' means 2.00 percentage points."

                        (d) The definition of the term "Change of Control" in
Section 1.1 of the Loan Agreement is hereby amended by inserting at the end of clause (c) the words: "or

Parent ceases to own, directly or indirectly, and control 100% of the outstanding Stock of Primary Source, or".

                        (e) The definition of the term "Compliance Certificate" in Section 1.1 of the Loan Agreement is hereby amended by deleting the words "chief financial officer" in the first sentence of such definition and substituting therefor the words "Authorized Person".

                        (f) The definition of the term "Eligible Equipment" in
Section 1.1 of the Loan Agreement is hereby amended by deleting the words "net forced liquidation value" in the second sentence of such definition and substituting therefor the words "net orderly liquidation value".

                        (g) The definition of the term "Maximum Revolver Amount" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

            "'Maximum Revolver Amount' means $40,000,000."

                        (h) The definition of the term "Net Liquidation Percentage" in Section 1.1 of the Loan Agreement is hereby amended by deleting the words "a forced liquidation" in the second line of such definition and substituting therefor the words "an orderly liquidation".

                        (i) The definition of the term "Term Loan Amount" in
Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

            "'Term Loan Amount' means the lesser of (a) $10,000,000, and (b) the sum of:

            (i) 80% times the Net Liquidation Percentage times the Appraised Value of Eligible Equipment, plus

            (ii) 70% of the Appraised Value of Eligible Real Property Collateral, less the amount, if any, of reserves established by Agent, for potential environmental remediation costs relating to such Eligible Real Property Collateral, plus

            (iii) 2.5% of the Enterprise Value of the Loan Parties."

                  2.2. New Definitions.

                        (a) The definition of the new term "First Amendment Effective Date" is hereby inserted in Section 1.1 of the Loan Agreement, in appropriate alphabetical order, to read in its entirety as follows:

            "'First Amendment Effective Date' means July 1, 2004."

                        (b) The definition of the new term "Primary Source" is hereby inserted in Section 1.1 of the Loan Agreement, in the appropriate alphabetical order, to read in its entirety as follows:

            "'Primary Source' means Primary Source, Inc., a Delaware corporation."

                        (c) The definition of the new term "Term Loan Draw Conditions" is hereby inserted in Section 1.1 of the Loan Agreement, in appropriate alphabetical order, to read in its entirety as follows:

            "'Term Loan Draw Conditions' means all of the following conditions:

                              (i) the Joinder Agreement and First Amendment to
Loan Agreement, dated as of July 1, 2004, shall have been executed by Agent, the Lenders and the Loan Parties and shall have become effective in accordance with its terms;

                              (ii) Agent shall have received an updated
appraisal with respect to the Eligible Equipment and updated appraisals with respect to the Eligible Real Property Collateral, each in form and substance satisfactory to Agent and performed by a qualified independent appraiser selected by Agent;

                              (iii) Agent shall have received an irrevocable
written Borrowing request from Administrative Borrower to Agent regarding the extension of the Term Loan on the Term Loan Draw Date in accordance with Section 2.3(a); and

                              (iv) each of the statements set forth in clauses
(a) through (d) of Section 3.3 shall be true and correct as of the Term Loan Draw Date and with respect to the extension of the Term Loan on such date."

                        (d) The definition of the new term "Term Loan Draw Date" is hereby inserted in Section 1.1 of the Loan Agreement, in appropriate alphabetical order, to read in its entirety as follows:

            "'Term Loan Draw Date' means a Business Day occurring on or after the First Amendment Effective Date on which each of the Term Loan Draw Conditions have been satisfied to the satisfaction of the Agent and the Term Loan is made."

                  2.3. Term Loan. Section 2.2 of the Loan Agreement is hereby amended in its entirety to read as follows:

            "2.2 Term Loan. Subject to the terms and conditions of this Agreement, on the Term Loan Draw Date each Lender with a Term Loan Commitment agrees (severally, not jointly or jointly and severally) to make term loans (collectively, the "Term Loan") to Borrowers in an amount equal to such Lender's Pro Rata Share of the Term Loan Amount. The Term Loan shall be repaid in consecutive quarterly installments, each in the amount as set forth below opposite the applicable period:

                 Applicable Period                  Applicable Quarterly Payment Amount
                 -----------------                  -----------------------------------
For each calendar quarter ending on or prior to
September 30, 2005                                               $250,000

                 Applicable Period                  Applicable Quarterly Payment Amount
                 -----------------                  -----------------------------------
For each calendar quarter in the 12 month period
ending on September 30, 2006                                     $350,000

For each calendar quarter in the 12 month period
ending on September 30, 2007                                     $500,000

For each calendar quarter in the 12 month period
ending on September 30, 2008                                     $650,000

For each calendar quarter ending after September
30, 2008                                                         $750,000

Each such payment shall be due and payable, on the first day of each calendar quarter, commencing on October 1, 2004. The outstanding unpaid principal balance and all accrued and unpaid interest under the Term Loan shall be due and payable on the date of termination of this Agreement, whether by its terms, by prepayment, or by acceleration. All amounts outstanding under the Term Loan shall constitute Obligations. Borrowers may, at any time, prepay all or a portion of the Term Loan, subject to the payment of the Applicable Prepayment Premium to the extent required by Section 3.6. Each prepayment shall be applied against the remaining installments of principal due on the Term Loan in the inverse order of maturity."

                  2.4. Mandatory Prepayment. Section 2.4(c)(iii) of the Loan Agreement is hereby amended in its entirety to read as follows:

            "(iii) If at any time the outstanding principal amount of the Term Loan exceeds the Term Loan Amount, Borrowers shall immediately pay to Agent an amount equal to such excess, to be applied to the principal installments of the Term Loan in the inverse order of maturity. Agent shall have the right to have the Eligible Real Property Collateral and the Eligible Equipment reappraised, and the Enterprise Value of the Loan Parties reevaluated, by a qualified appraisal or valuation company (as applicable) selected by Agent in its Permitted Discretion from time to time after the Closing Date for the purposes of the definition of "Term Loan Amount" and this Section 2.4(c)(iii); provided, that Borrowers shall only be obligated to pay for fees, charges and expenses incurred in connection with such appraisals of the Eligible Real Property Collateral and Eligible Equipment and such reevaluation of the Enterprise Value of the Loan Parties, to the extent provided in Section 2.11(c)."

                  2.5. Unused Line Fee. Section 2.11(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

            "(a) Unused Line Fee. On the first day of each month during the term of this Agreement, an unused line fee in the amount equal to the percentage per annum set forth below opposite the applicable period, times the result of (i) $30,000,000, less (ii) the sum of (A) the average Daily Balance of Advances that were outstanding during the immediately preceding month, plus (B) the average Daily Balance of the Letter of Credit Usage during the immediately preceding month; provided, that, notwithstanding the foregoing, if the average daily Availability during such preceding month exceeds $30,000,000 (as reasonably determined by the Agent), the unused line fee shall be in the amount equal to the percentage per annum set forth below opposite the applicable period, times the result of (i) the Maximum Revolver Amount, less
(ii) the sum of (A) the average Daily Balance of Advances that were outstanding during such immediately preceding month, plus (B) the average Daily Balance of the Letter of Credit Usage during such immediately preceding month:

                 Applicable Period                   Applicable Percentage Per Annum
                 -----------------                   -------------------------------
For each calendar month ending on or prior to
December 31, 2006                                                 0.25%

For each calendar month in the calendar year 2007                 0.20%

For each calendar month in the calendar year 2008                 0.17%

For each calendar month ending after December 31,
2008                                                              0.15%                "

                  2.6. Audit, Appraisal, and Valuation Charges. Section 2.11(c) of the Loan Agreement is amended as follows:

                              (i) Clause (iv) of the proviso in such subsection
is amended in its entirety to read as follows:

            "(iv) one determination of the Enterprise Value of the Loan Parties in any Fiscal Year, but no determinations of the Enterprise Value so long as the aggregate outstanding principal amount of the Advances, Letters of Credit and the Term Loan is less than or equal to $20,000,000."

                  2.7. Term. Section 3.4 of the Loan Agreement is hereby amended by changing the Maturity Date from "October 30, 2006" to "October 31, 2009".

                  2.8. Collateral Reporting. Section 6.2 of the Loan Agreement is hereby amended as follows:

                              (i) by inserting after the word "Weekly", in the
column opposite clauses (b) through (e) a parenthetical to read as follows:

            "(or Monthly, so long as (i) the Revolver Usage is less than or equal to $10,000,000 and (ii) no Event of Default has occurred and is continuing)",

                              (ii) by deleting the parenthetical after the word
"Monthly", in the column opposite clauses (f) through (m), and substituting therefor a new parenthetical to read as follows:

            "(not later than the 15th day of each month, and provided that such reports shall be provided weekly at any time that (i) the Revolver Usage exceeds $10,000,000 or (ii) an Event of Default shall have occurred and be continuing)", and

                              (iii) by deleting clause (o) in its entirety and
substituting therefor the words "(o) [Intentionally Omitted]".

                  2.9. Fixed Charge Coverage Ratio. Section 7.18(a)(ii) of the Loan Agreement is hereby amended in its entirety to read as follows:

            "(ii) Fixed Charge Coverage Ratio. A Fixed Charge Coverage Ratio, measured on a month-end basis for the applicable period set forth below, of at least the required amount set forth below opposite such period:

         Applicable Period           Applicable Ratio
         -----------------           ----------------
For any period after July 1, 2004           4:1        "

                  2.10. Senior Debt Ratio. Section 7.18(b)(i) of the Loan Agreement is hereby amended by deleting clause (i) in its entirety and substituting therefor the words "(i) [Intentionally Omitted]"

                  2.11. WFF Debt Ratio. Section 7.18(b)(ii) of the Loan Agreement is hereby amended in its entirety to read as follows:

            "(ii) WFF Debt Ratio. The WFF Debt Ratio at any time during the applicable period set forth below to exceed the applicable ratio set forth below opposite such period:

       Applicable Period          Applicable Ratio
       -----------------          ----------------
At any time after July 1, 2004           2:1         "

                  2.12. Capital Expenditures. Section 7.18(c)(i) of the Loan Agreement is hereby amended in its entirety to read as follows:

            "(i) Capital Expenditures. Capital expenditures (excluding expenditures made for Permitted Acquisitions) in any Fiscal Year in excess of the amount set forth in the following table for the applicable period:

                    Fiscal Year 2006 and each
Fiscal Year 2005      Fiscal Year Thereafter
----------------      ----------------------
   $3,800,000               $3,400,000         "

                  2.13. Schedules.

                        (a) Commitments. Schedule C-1 to the Loan Agreement is hereby amended in its entirety to read as follows:

                      REVOLVER      TERM LOAN         TOTAL
     LENDER          COMMITMENT     COMMITMENT      COMMITMENT
     ------          ----------     ----------      ----------
WELLS FARGO
   FOOTHILL, INC.    $40,000,000    $10,000,000    $50,000,000

ALL LENDERS          $40,000,000    $10,000,000    $50,000,000

On and after the Amendment Effective Date (as defined in Section 9 hereof), all references in any Loan Document to Schedule C-1 to the Loan Agreement shall mean such Schedule as amended hereby.

                        (b) Eligible Loan Parties. Schedule E-2 to the Loan Agreement is hereby amended by adding Primary Source to such Schedule. On and after the Amendment Effective Date, all references in any Loan Document to Schedule E-2 to the Loan Agreement shall mean such Schedule as amended hereby.

                        (c) Guarantors. Schedule G-1 to the Loan Agreement is hereby amended by deleting the reference to Universal Circulation Services, Inc. in such Schedule. On and after the Amendment Effective Date, all references in any Loan Document to Schedule G-1 to the Loan Agreement shall mean such Schedule as amended hereby.

                        (d) Subsidiaries and Business Segments. Schedule S-1 to the Loan Agreement is hereby amended by (i) deleting each reference to Universal Circulation Services, Inc. in such Schedule and (ii) inserting Primary Source under Part I-C Fulfillment/IPD. On and after the Amendment Effective Date, all references in any Loan Document to Schedule S-1 to the Loan Agreement shall mean such Schedule as amended hereby.

                        (e) States of Organization. Schedule 5.7(a) to the Loan Agreement is hereby amended by (i) deleting the reference to Universal Circulation Services, Inc. in such Schedule and (ii) inserting the following information for Primary Source:

   Corporate Name       Jurisdiction of Organization
   --------------       ----------------------------
Primary Source, Inc.              Delaware

On and after the Amendment Effective Date, all references in any Loan Document to Schedule 5.7(a) to the Loan Agreement shall mean such Schedule as amended hereby.

                        (f) FEINS. Schedule 5.7(c) to the Loan Agreement is hereby amended by (i) deleting the reference to Universal Circulation Services, Inc. in such Schedule and (ii) inserting the following information for Primary
Source:

  Corporate Name           FEIN
  --------------           ----
Primary Source, Inc.    20-1072114

On and after the Amendment Effective Date, all references in any Loan Document to Schedule 5.7(c) to the Loan Agreement shall mean such Schedule as amended hereby.

                        (g) Capitalization of Loan Parties. Schedule 5.8(b) to the Loan Agreement is hereby amended by (i) deleting the reference to Universal Circulation Services, Inc. in such Schedule and (ii) inserting the following information for Primary Source:

      Company                                                        Owner of
      Name and           Number of     Number of     Number of      Issued and
      Class of          Authorized    Issued and     Treasury       Outstanding      Certificate
    Stock/Equity          Shares      Outstanding     Shares          Shares             No.
    ------------          ------      -----------     ------          ------             ---
Primary Source, Inc.      3,000          1,000          0         The Interlink            1
                                                                  Companies, Inc.
(common $0.10 par
value)

On and after the Amendment Effective Date, all references in any Loan Document to Schedule 5.8(b) to the Loan Agreement shall mean such Schedule as amended hereby.

                        (h) Deposit Accounts and Securities Accounts. Schedule
5.18 to the Loan Agreement is hereby amended by (i) deleting the account numbers 671-000-608 and 671-003-755 at HSBC Bank USA, with its office at Boro Park Office, 4410 13th Street, Brooklyn, NY 11219, and the account number 2000370037125 at Wachovia Bank, National Association, with its office at P.O. Box 563966, Charlotte, NC 28262 in such Schedule and (ii) inserting the following account information:

      Wachovia Bank, National Association      2079940015838
      2201 Second Street, 2nd Floor, FL6198    2079940016031
      Fort Myers, FL  33901

      Wachovia Bank, National Association
      P.O. Box 563966                          2000021336188
      Charlotte, NC 28262

On and after the Amendment Effective Date, all references in any Loan Document to Schedule 5.18 to the Loan Agreement shall mean such Schedule as amended hereby.

                  2.14. Exhibits.

                        (a) Form of Compliance Certificate. Exhibit C-1 to the Loan Agreement is hereby amended by deleting the words "chief financial officer" in the second paragraph and the signature block of such Exhibit and substituting therefor the words "Authorized Person". On and after the Amendment Effective Date, all references in any Loan Document to Exhibit C-1 to the Loan Agreement shall mean such Exhibit as amended hereby.

            3. Joinder of Primary Source to the Loan Agreement. By its execution of this Amendment and Agreement, Primary Source hereby (i) confirms that the representations and warranties contained in Section 5 of the Loan Agreement (after giving effect to the amendments to the Loan Agreement set forth herein) are true and correct as to it in all material respects on and as of the Amendment Effective Date, (ii) agrees that from and after the Amendment Effective Date it shall be a Borrower under the Loan Agreement as if it were a signatory thereto on the Closing Date and shall be bound by all of the provisions thereof, and without limiting the generality of the foregoing, hereby acknowledges and confirms that it shall be jointly and severally liable with the other Borrowers for all of the Obligations whether now existing or hereinafter incurred or arising, and (iii) agrees that it shall comply with and be subject to all of the terms, conditions, covenants, agreements and obligations set forth in the Loan Agreement. Primary Source agrees that each reference to a "Borrower", the "Borrowers", a "Loan Party" or the "Loan Parties" in the Loan Agreement shall include Primary Source. Each of the parties hereto confirms and agrees to the foregoing, and the Borrowers acknowledge and confirm their joint and several liability with Primary Source for the Obligations. Primary Source acknowledges that it has received a copy of the Loan Agreement and the other Loan Documents, together with all Schedules and Exhibits thereto, and it has read and understands the terms thereof.

            4. Joinder of Primary Source to the Security Agreement and
Amendment.

                        (a) Joinder. By its execution of this Amendment and Agreement, Primary Source hereby (i) confirms that the representations and warranties contained in Section 4 of the Security Agreement are true and correct as to it in all material respects on and as of the Amendment Effective Date (after giving effect to the amendments to the Schedules thereto set forth below), (ii) agrees that from and after the Amendment Effective Date it shall be a Grantor (as defined in the Security Agreement) under the Security Agreement as if it were a signatory thereto on the Closing Date and shall be bound by all of the provisions thereof, and (iii) agrees that it shall comply with and be subject to all of the terms, conditions, covenants, agreements and obligations set forth therein. In furtherance of the terms and provisions of the Security Agreement, Primary Source hereby grants to the Collateral Agent, for the benefit of the Lenders and the Term Loan B Lenders, a continuing lien on and security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Collateral (as defined in the Security Agreement) in order to secure prompt repayment of any and all of the Obligations (as defined in the Security Agreement) in accordance with the terms and conditions of the Loan Documents and the Term Loan B Loan Documents and in order to secure prompt performance by Primary Source and the other Grantors of each of their covenants and duties under the Loan Documents and the Term Loan B Loan Documents. The Collateral Agent's Liens on the Collateral of Primary Source shall attach to all such Collateral without further act on the part of the Collateral Agent or Primary Source. Primary Source hereby agrees that each reference to a "Grantor" or the "Grantors" in the Security Agreement shall include Primary Source. Each of the parties hereto confirms and agrees to the foregoing. Primary Source acknowledges that it has received a copy of the Security Agreement, together with all Schedules and Exhibits thereto, and it has read and understands the terms thereof.

                        (b) Amendment. Each of the parties agrees that the Schedules to the Security Agreement shall be amended as follows:

                              (i) Legal Names; Organizational Identification
Numbers; States or Jurisdictions of Organization. Schedule I to the Security Agreement is hereby amended by (i) deleting the reference to Universal Circulation Services, Inc. in such Schedule and (ii) inserting the following information for Primary Source:

                        ORGANIZATIONAL       STATES OR
                        IDENTIFICATION    JURISDICTIONS OF
    LEGAL NAMES            NUMBERS          ORGANIZATION
    -----------            -------          ------------
Primary Source, Inc.        3793407           Delaware

On and after the Amendment Effective Date, all references in any Loan Document to Schedule I to the Security Agreement shall mean such Schedule as amended hereby.

                              (ii) Deposit Accounts, Securities Accounts and
Commodities Accounts. Schedule IV to the Security Agreement is hereby amended by
(i) deleting the account numbers 671-000-608 and 671-003-755 at HSBC Bank USA, with its office at Boro Park Office, 4410 13th Street, Brooklyn, NY 11219, and the account number 2000370037125 at Wachovia Bank, National Association, with its office at P.O. Box 563966, Charlotte, NC 28262 in such Schedule and (ii) inserting the following account information:

     Wachovia Bank, National Association      2079940015838
     2201 Second Street, 2nd Floor, FL6198    2079940016031
     Fort Myers, FL  33901

     Wachovia Bank, National Association
     P.O. Box 563966                          2000021336188
     Charlotte, NC 28262

On and after the Amendment Effective Date, all references in any Loan Document to Schedule IV to the Security Agreement shall mean such Schedule as amended hereby.

                              (iii) UCC-1 Financing Statements. Schedule V to
the Security Agreement is hereby amended by (i) deleting each reference to Universal Circulation Services, Inc. in such Schedule and (ii) inserting the following information for Primary Source:

                        Secretary of State or Other
   Name of Debtor         Applicable Jurisdiction
   --------------         -----------------------
Primary Source, Inc.             Delaware

On and after the Amendment Effective Date, all references in any Loan Document to Schedule V to the Security Agreement shall mean such Schedule as amended hereby.

            5. Joinder of Primary Source to the Pledge Agreement and Amendment.

                        (a) Joinder. By its execution of this Amendment and Agreement, Primary Source hereby (i) confirms that the representations and warranties contained in Section 5 of the Pledge Agreement (after giving effect to the amendments to the Schedules thereto set forth below), are true and correct as to it in all material respects on and as of the Amendment Effective Date, (ii) agrees that from and after the Amendment Effective Date it shall be a Pledgor (as defined in the Pledge Agreement) under the Pledge Agreement as if it were a signatory thereto on the Closing Date and shall be bound by all of the provisions thereof, and (iii) agrees that it shall comply with and be subject to all of the terms, conditions, covenants, agreements and obligations set forth therein. In furtherance of the terms and provisions of the Pledge Agreement, Primary Source hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent, for the benefit of the Lenders and the Term Loan B Lenders, a continuing lien on and security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Pledged Collateral (as defined in the Pledge Agreement) in order to secure prompt repayment of any and all of the Obligations (as defined in the Pledge Agreement) in accordance with the terms and conditions of the Loan Documents and the Term Loan B Loan Documents and in order to secure prompt performance by Primary Source and the other Pledgors of each of their covenants and duties under the Loan Documents and the Term Loan B Loan Documents. The Collateral Agent's Liens on the Pledged Collateral of Primary Source shall attach to all such Pledged Collateral without further act on the part of the Collateral Agent or Primary Source. Primary Source hereby agrees that each reference to a "Pledgor" or the "Pledgors" in the Pledge Agreement shall include Primary Source. Each of the parties hereto confirms and agrees to the foregoing. Primary Source acknowledges that it has received a copy of the Pledge Agreement, together with all Schedules and Annexes thereto, and it has read and understands the terms thereof.

                        (b) Each of the parties agrees that the Schedules to the Pledge Agreement shall be amended as follows:

            Pledged Shares. Schedule II to the Pledge Agreement is hereby amended by (i) deleting each reference to Universal Circulation Services, Inc. in such Schedule and (ii) inserting the following information for Primary
Source:

                       Name of                     Percentage of
                       Pledged        Number of     Outstanding                          Certificate
    Pledgor            Issuer          Shares         Shares              Class            Number
    -------            ------          ------         ------              -----            ------
The Interlink      Primary Source,      1,000          100%         Common, $0.10 par         1
Companies, Inc.         Inc.                                        value

On and after the Amendment Effective Date, all references in any Loan Document to Schedule II to the Pledge Agreement shall mean such Schedule as amended hereby.

            6. Joinder of Primary Source to the Contribution Agreement. By its execution of this Amendment and Agreement, Primary Source hereby (i) confirms that the representations and warranties contained in Section 4 of the Contribution Agreement are true and correct as to it in all material respects on and as of the Amendment Effective Date, (ii) agrees that from and after the Amendment Effective Date it shall be an Obligor under the Contribution Agreement as if it were a signatory thereto and shall be bound by all of the provisions thereof, and (iii) agrees that it shall comply with and be subject to all the terms, conditions, covenants, agreements and obligations set forth therein. Primary Source hereby agrees that each reference to an "Obligor" or the "Obligors" in the Contribution Agreement shall include Primary Source. Each of the parties hereto consents to the foregoing. Primary Source acknowledges that it has received a copy of the Contribution Agreement and that it has read and understands the terms thereof.

            7. Joinder of Primary Source to the Intercompany Subordination Agreement. By its execution of this Amendment and Agreement, Primary Source hereby (i) agrees that from and after the Amendment Effective Date it shall be an Obligor under the Intercompany Subordination Agreement as if it were a signatory thereto and shall be bound by all of the provisions thereof, and (ii) agrees that it shall comply with and be subject to all the terms, conditions, covenants, agreements and obligations set forth therein. Primary Source hereby agrees that each reference to an "Obligor" or the "Obligors" in the Intercompany Subordination Agreement shall include Primary Source. Each of the parties hereto consents to the foregoing. Primary Source acknowledges that it has received a copy of the Intercompany Subordination Agreement and that it has read and understands the terms thereof.

            8. Acknowledgment of Primary Source to the Intercreditor and Collateral Agency Agreement. By its execution of this Amendment and Agreement, Primary Source hereby acknowledges and agrees to the terms and provisions of the Intercreditor and Collateral Agency Agreement and agrees to comply therewith. Primary Source acknowledges that it has received a copy of the Intercreditor and Collateral Agency Agreement and that it has read and understands the terms thereof.

            9. Conditions. This Amendment and Agreement shall be effective as of July 1, 2004 (the "Amendment Effective Date"), subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions:

                        (a) Representations and Warranties. The representations and warranties contained herein, in Section 5 of the Loan Agreement (after giving effect to the amendments to the Loan Agreement set forth herein) and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Amendment Effective Date shall be correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such date).

                        (b) No Event of Default. No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date, or result from this Amendment and Agreement becoming effective in accordance with its terms.

                        (c) Delivery of Documents. The Agent and the Lenders shall have received on or before the Amendment Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Amendment Effective Date:

                              (i) counterparts of this Amendment and Agreement
                  that bear the signatures of each Loan Party, each Lender and the Agent;

                              (ii) a UCC Filing Authorization Letter, duly
                  executed by Primary Source;

                              (iii) evidence of the filing of UCC-1 financing
                  statements by the Collateral Agent against Primary Source reflecting the security interests granted by Primary Source to the Collateral Agent, for the benefit of the Lenders and the Term Loan B Lenders, in all the assets and properties of Primary Source;

                              (iv) certificates evidencing all of the issued and
                  outstanding Capital Stock of Primary Source, together with a Stock power undated and endorsed in blank, executed by Interlink;

                              (v) a certificate from the Assistant Secretary of
                  Primary Source certifying (A) the resolutions of Primary Source's Board of Directors authorizing its execution, delivery, and performance of this Amendment and Agreement and the other Loan Documents to which Primary Source is a party and authorizing specific officers of Primary Source to execute the same, and (B) that attached thereto is a true, correct and complete copy of Primary Source's Governing Documents as of the Amendment Effective Date;

                              (vi) a certificate from the Assistant Secretary of
                  Primary Source certifying the names and true signatures of the representatives of Primary Source authorized to sign this Amendment and Agreement and the other documents to be executed and delivered by Primary Source in connection herewith, together with evidence of the incumbency of such authorized officers;

                              (vii) a certificate of the appropriate official(s)
                  of the state of organization and each state of foreign qualification of Primary Source certifying as to the certificate of incorporation and the subsistence and good standing of, and the payment of taxes by, Primary Source in such states;

                              (viii) an opinion of Cohen& Grigsby, P.C., counsel
                  to the Administrative Borrower and Primary Source, as to such matters as the Agent may reasonably request; and

                              (ix) an opinion of Douglas Bates, general counsel
                  to the Loan Parties, as to such matters as the Agent may reasonably request.

                        (d) UCC Searches. The Agent shall have received UCC searches for Primary Source and updated UCC searches for IPD.

                        (e) Proceedings. All proceedings in connection with the transactions contemplated by this Amendment and Agreement, and all documents incidental thereto, shall be satisfactory to the Agent, and the Agent shall have received from the Borrowers all such information and such counterpart originals or certified copies of documents, and such other agreements, instruments, approvals, opinions and other documents, as the Agent may reasonably request.

                        (f) Lender Group Expenses. Borrowers shall have paid all Lender Group Expenses incurred in connection with the transactions evidenced by this Amendment and Agreement.

            10. Agreements. The Loan Parties hereby agree that, within 14 days of the Amendment Effective Date, the Loan Parties shall deliver to Agent (i) an Acknowledgement, Waiver and Consent, in form and substance satisfactory to the Agent, executed by the Term Loan B Agent, pursuant to which the Term Loan B Agent (on behalf of itself and the Term Loan B Lenders) shall consent to the amendments and other transactions contemplated by this Amendment and Agreement and waive any Term Loan B Event of Default that would otherwise occur as a result thereof, and an amendment to the Intercreditor and Collateral Agency Agreement, in form and substance satisfactory to the Agent, executed by the Agent and the Term Loan B Agent and acknowledged by the Loan Parties, or (ii) satisfactory evidence that the Term Loan B Loan Documents have been terminated and all of the Loan Parties' obligations under the Term Loan B Loan Documents have been paid in full.

            11. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders as follows:

                        (a) The representations and warranties herein, in
Section 5 of the Loan Agreement and in each other Loan Document (after giving effect to the amendments set forth herein) and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Amendment Effective Date are correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties are true and correct in all material respects on and as of such date).

                        (b) No Default or Event of Default has occurred and is continuing or would result from this Amendment and Agreement becoming effective in accordance with its terms.

                        (c) Each Loan Party (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization,
(ii) has all requisite power and authority to execute, deliver and perform this Amendment and Agreement and to perform the Loan Documents, as amended hereby, and (iii) is duly qualified to do business in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified could not be expected to have a Material Adverse Change.

                        (d) The execution, delivery and performance by the Loan Parties of this Amendment and Agreement and the performance by the Loan Parties of the Loan Documents, as amended by this Amendment and Agreement, (i) have been duly authorized by all necessary action, and (ii) do not and will not contravene the Loan Parties' Governing Documents.

                        (e) The execution, delivery, and performance by the Loan Parties of this Amendment and Agreement and the performance of the Loan Documents, as amended by this Amendment and Agreement, do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to any Loan Party, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Loan Party, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any Loan Party's interestholders or any approval or consent of any Person under any material contractual obligation of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect.

                        (f) Except for Loan Parties' reporting obligations under the Exchange Act and as otherwise contemplated by Section 10(i) hereof, the execution, delivery, and performance by the Loan Parties of this Amendment and Agreement and the performance of the Loan Documents, as amended by this Amendment and Agreement, do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

                        (g) This Amendment and Agreement, when executed and delivered by the Loan Parties, and the Loan Documents, as amended hereby, are and will be the legally valid and binding obligations of the Loan Parties, enforceable against the Loan Parties in accordance with their respective terms.

            12. Indemnification. The Loan Parties, jointly and severally, hereby agree to pay, indemnify, defend, and hold the Agent and the Lenders and their respective officers, directors, employees, members, attorneys, consultants, agents, and affiliates harmless (to the fullest extent permitted by law) from and against any and all claims, losses and liabilities growing out of or resulting from this Amendment and Agreement, except claims, losses or liabilities resulting solely and directly from any such indemnified person's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

            13. Miscellaneous.

                        (a) Continued Effectiveness of the Loan Documents. Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment and Agreement, and (ii) all references in the other Loan Documents to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment and Agreement. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment and Agreement shall not operate as an amendment of any right, power or remedy of the Agent or the Lenders under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Document.

                        (b) Counterparts; Telefacsimile Execution. This Amendment and Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment and Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment and Agreement. Any party delivering an executed counterpart of this Amendment and Agreement by telefacsimile also shall deliver an original executed counterpart of this Amendment and Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment and Agreement.

                        (c) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment and Agreement for any other purpose.

                        (d) Governing Law. This Amendment and Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                        (e) Costs and Expenses. Each Loan Party agrees to pay on demand all fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and Agreement and any other related agreements, instruments and documents.

                        (f) Amendment and Agreement as Loan Document. Each Loan Party hereby acknowledges and agrees that this Amendment and Agreement constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if any representation or warranty made by any Loan Party under or in connection with this Amendment and Agreement shall have been untrue, false or misleading in any material respect when made or any Loan Party shall fail to perform any covenant or agreement set forth herein.

                        (g) No Waiver. This Amendment and Agreement is not a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Loan Agreement or any other Loan Document and the Agent and the Lenders expressly reserve all of their rights and remedies under the Loan Agreement and the other Loan Documents, under applicable law or otherwise.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Agreement to be executed and delivered as of the date first above written.

                            BORROWERS:

                            SOURCE INTERLINK COMPANIES, INC.,
                            a Missouri corporation, as Administrative Borrower

                            SOURCE U.S. MARKETING SERVICES, INC.
                            a Delaware corporation

                            BRAND MANUFACTURING CORP.
                            a New York corporation

                            SOURCE-MYCO, INC.
                            a Delaware corporation

                            SOURCE-YEAGER INDUSTRIES, INC.
                            a Delaware corporation

                            SOURCE-HUCK STORE FIXTURE COMPANY
                            a Delaware corporation

                            HUCK STORE FIXTURE COMPANY OF NORTH CAROLINA a North Carolina corporation

                            INTERNATIONAL PERIODICAL DISTRIBUTORS, INC.
                            a Nevada corporation

                            SOURCE INTERLINK INTERNATIONAL INC.
                            a Delaware corporation

                            DAVID E. YOUNG, INC.
                            a New York corporation

                            By:  /s/ Marc Fierman
                                ------------------------------------
                                 Name: Marc Fierman
                                 Title: Chief Financial Officer

                            PRIMARY SOURCE, INC.,
                            a Delaware corporation

                            By:   /s/ Marc Fierman
                               -------------------------------------
                                  Name: Marc Fierman
                                  Title: Chief Financial Officer

                            GUARANTORS:

                            THE SOURCE-CANADA CORP.
                            an Ontario corporation

                            SOURCE INTERLINK CANADA INC.
                            a British Columbia corporation

                            SOURCE-CHESTNUT DISPLAY SYSTEMS, INC.
                            a Delaware corporation

                            T.C.E. CORPORATION
                            a Delaware corporation

                            VAIL COMPANIES, INC.
                            a Delaware corporation

                            THE INTERLINK COMPANIES, INC.
                            a Delaware corporation

                            By:  /s/ Marc Fierman
                                ------------------------------------
                                 Name: Marc Fierman
                                 Title: Chief Financial Officer

                            AGENT, COLLATERAL AGENT AND LENDER:

                            WELLS FARGO FOOTHILL, INC.,
                            a California corporation

                            By: /s/ Dennis J. Rebman
                                ------------------------------------
                                Name: Dennis J. Rebman
                                Title: Vice President